Exhibit 10.2

EXECUTION VERSION

SIXTH AMENDMENT TO CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) is made as of this 30th day of June, 2022, by and among AQUA PENNSYLVANIA, INC., a Pennsylvania corporation (“Borrower”), the several banks and financial institutions which are parties to this Agreement (each a “Bank” and collectively, the “Banks”) and PNC BANK, NATIONAL ASSOCIATION in its capacity as agent for the Banks (in such capacity, the “Agent”).

BACKGROUND

A.The Borrower, the Agent and the Banks are parties to an Amended and Restated Credit Agreement, dated as of November 17, 2016 (as heretofore amended, supplemented, modified, or restated, the “Credit Agreement”), pursuant to which the Banks have made available to the Borrower a revolving credit facility in an aggregate amount of $100,000,000 (the “Facility”).  The loans under the Facility are evidenced by the Borrower’s Notes to the Banks in the aggregate principal amount of $100,000,000.

B.The Borrower, the Agent and the Banks desire to extend the Termination Date of the Facility and modify certain other provisions of the Credit Agreement, all on the terms and subject to the conditions herein set forth.

NOW THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

AGREEMENT

1.Terms.  Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

2.Amendments to Credit Agreement.  Effective on June 30, 2022 (the “Effective Date”), the Credit Agreement is hereby amended as follows:

(a)The following definitions in Section 1.1 shall be amended and restated to read in full as follows:

“Sanctioned Country”: any country, territory, or region that is the subject of sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury, which countries, territories, and regions include, as of the Sixth Amendment Effective Date, the Crimea region of Ukraine, Cuba, Iran, North Korea, Syria, and the separatist-controlled portions of the Donetsk and Luhansk regions of Ukraine.

DMFIRM #403709674 v3

“Sanctioned Person”: at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State or by the United Nations Security Council, the European Union, the United Kingdom or any European Union member state, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person controlled by any such Person described in the foregoing clauses (a) and (b).

“Sanctions”: economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State or (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom, or other relevant sanctions authority with jurisdiction over any Bank, the Borrower or any of its or their Subsidiaries.

 “Termination Date”:  the earlier of (a) June 29, 2023 or any later date to which the Termination Date shall have been extended pursuant to subsection 2.8(d) hereof and (b) the date the Commitments are terminated as provided herein.

(b)The following definitions are hereby added to Section 1.1 in the appropriate alphabetical order:

“Sixth Amendment”: the Sixth Amendment to Credit Agreement by and among the Borrower, the Banks party thereto and the Agent, dated as of the Sixth Amendment Effective Date.

“Sixth Amendment Effective Date” means June 30, 2022.

(c)Section 8 shall be amended by inserting at the end thereto a new Section 8.14 which shall read in full as follows:

8.14No Advisory or Fiduciary Relationship.  In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that:  (a) (i) no

DMFIRM #403709674 v3

fiduciary, advisory or agency relationship between the Borrower and its Subsidiaries and any arranger, any bookrunner, the Agent or any Bank is intended to be or has been created in respect of the transactions contemplated hereby or by the other Loan Documents, irrespective of whether any arranger, any bookrunner, the Agent, or any Bank has advised or is advising the Borrower or any Subsidiary on other matters, (ii) the arranging and other services regarding this Agreement provided by any arranger, any bookrunner, the Agent, and the Banks are arm’s-length commercial transactions between the Borrower and its Affiliates, on the one hand, and any arranger, any bookrunner, the Agent, and the Banks, on the other hand, (iii) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent that it has deemed appropriate and (iv) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; and (b) (i) each of any arranger,  any bookrunner, the Agent, and the Banks is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other Person; (ii) none of any arranger, any bookrunner, the Agent, and the Banks has any obligation to the Borrower or any of the Borrower’s Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) any arranger, any bookrunner, the Agent, and the Banks and their respective Affiliates may be engaged, for their own accounts or the accounts of customers, in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and none of any arranger, any bookrunner, the Agent, and the Banks has any obligation to disclose any of such interests to the Borrower or its Affiliates.  To the fullest extent permitted by law, the Borrower hereby waives and releases any claims that it may have against any of any arrangers, any bookrunner, the Agent, and the Banks with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

(d)The address for the Borrower in Section 9.2 shall be amended and restated to read in full as follows:

DMFIRM #403709674 v3

Borrower: With a copy to

Aqua Pennsylvania, Inc.

762 W. Lancaster Avenue

Bryn Mawr, PA 19010-3489

Attention:  Daniel J. Schuller, Executive Vice

President and Chief Financial Officer

Email: djschuller@essential.com

Aqua Pennsylvania, Inc.

762 West Lancaster Avenue

Bryn Mawr, PA 19010

Attention:  Christopher P. Luning

Senior Vice President and

       General Counsel

3.Loan Documents.  Except where the context clearly requires otherwise, all references to the Credit Agreement in any of the Loan Documents or any other document delivered to the Banks or the Agent in connection therewith shall be to the Credit Agreement as amended by this Agreement.

4.Borrower’s Ratification.  The Borrower agrees that it has no defenses, set-offs, counterclaims or challenges against the Banks or the Agent or their respective officers, directors, employees, agents or attorneys, with respect to the Loan Documents, all of which are in full force and effect, and that all of the terms and conditions of the Loan Documents not inconsistent herewith shall remain in full force and effect unless and until modified or amended in writing in accordance with their terms.  The Borrower hereby ratifies and confirms its obligations under the Loan Documents as amended hereby and agrees that the execution and delivery of this Agreement does not in any way diminish or invalidate any of its obligations thereunder.

5.Representations and Warranties.  The Borrower hereby represents and warrants to the Agent and the Banks that:

(a)The representations and warranties made in the Credit Agreement are true and correct in all material respects as of the date hereof; provided, however, that for purposes of the representations in Section 3.1 thereof, the annual and quarterly financial information referred to in such Section shall be deemed to be the most recent such information furnished to each Bank;

(b)No Default or Event of Default under the Credit Agreement exists on the date hereof; and

(c)This Agreement has been duly authorized, executed and delivered so as to constitute the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms; and

DMFIRM #403709674 v3

(d)No consent, approval or authorization of, filing, registration or recording with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery or performance by the Borrower of this Agreement (except for those which have been obtained on or prior to the date hereof).

All of the above representations and warranties shall survive the making of this Agreement.

6.Conditions Precedent.  The effectiveness of the amendments set forth herein is subject to the fulfillment, to the satisfaction of the Agent and its counsel, of the following conditions precedent on or before the Effective Date:

(a)The Agent shall have received the following, all of which shall be in form and substance satisfactory to the Agent and shall be duly completed and executed by the Borrower, the Agent and the Banks, as applicable:

(i)This Agreement;

(ii)Copies, certified by the Secretary or an Assistant Secretary of the Borrower as of a recent date, of resolutions of the board of directors of the Borrower in effect on the date hereof authorizing the execution, delivery and performance of this Agreement and the other documents and transactions contemplated hereby;

(iii)Copies, certified by its corporate secretary as of a recent date, of the articles of incorporation, certificate of formation, and by-laws of the Borrower as in effect, or a certificate stating that there have been no changes to any such documents since the most recent date, true and correct copies thereof were delivered to the Agent;

(iv)If the Borrower qualifies as a legal entity customer under the Beneficial Ownership Regulations, an executed Certificate of Beneficial Ownership for the Borrower and such other documentation and other information requested by the Agent and the Banks in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act;

(v)A good standing certificate for the Borrower in the State of its formation dated as of a recent date; and

(vi)Such additional documents, certificates and information as the Agent or the Banks may require pursuant to the terms hereof or otherwise reasonably request.

DMFIRM #403709674 v3

(b)After giving effect to this Agreement, the representations and warranties set forth in the Credit Agreement shall be true and correct in all material respects on and as of the date hereof; provided, however, that for purposes of the representations in Section 3.1 thereof, the annual and quarterly financial information referred to in such Section shall be deemed to be the most recent such information furnished to each Bank.

(c)No Default or Event of Default shall have occurred and be continuing as of the date hereof.

(d)The Agent shall have received such fees as shall have been agreed.

(e)The Agent shall have received, to the extent invoiced, reimbursement of all fees and expenses of counsel to the Agent required to be paid or reimbursed by the Borrower hereunder.

All of the foregoing fees shall be in all respects, fully earned, due and payable on the Effective Date and non-refundable and non- creditable thereafter.

7.Integration.  This Agreement constitutes the sole agreement of the parties hereto with respect to the transactions contemplated hereby and shall supersede all oral negotiations and the terms of prior writings with respect thereto.  From and after the Effective Date, all references in the Credit Agreement and each of the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.  This Agreement shall constitute a Loan Document for all purposes under the Credit Agreement and each of the other Loan Documents.

8.Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

9.Miscellaneous.

(a)The Borrower agrees to pay all of the Agent’s reasonable out-of-pocket fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including, without limitation, the reasonable fees and expenses of counsel to the Agent.

(b)All terms, conditions, provisions and covenants in the Loan Documents and all other documents delivered to the Agent and the Banks in connection therewith shall remain unaltered and in full force and effect except as expressly modified or amended hereby.  To the extent that any term or provision of this Agreement is or may be deemed expressly inconsistent with any term or provision in any Loan Document or any other document executed in connection therewith, the terms and provisions hereof shall control.

DMFIRM #403709674 v3

(c)The execution, delivery and effectiveness of this Agreement shall neither operate as a waiver of any right, power or remedy of the Agent or the Banks under any of the Loan Documents nor constitute a waiver of any Default or Event of Default thereunder.

(d)In consideration of the Agent’s and the Banks’ agreement to amend the existing revolving credit facility, the Borrower hereby waives and releases the Agent and the Banks and their respective officers, attorneys, agents and employees from any liability, suit, damage, claim, loss or expense of any kind or failure whatsoever and howsoever arising that it ever had up until, or has as of, the date of this Agreement.

(e)This Agreement shall be governed by and construed according to the laws of the Commonwealth of Pennsylvania.

(f)This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns.

(g)The headings used in this Agreement are for convenience of reference only, do not form a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

(h)This Agreement may be executed in one or more counterparts, each of which counterparts when executed and delivered shall be deemed to be an original, and all of which shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other electronic transmission will be effective as delivery of a manually executed counterpart hereof.

DMFIRM #403709674 v3

IN WITNESS WHEREOF, the Borrower, the Agent and the Banks have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

AQUA PENNSYLVANIA, INC.

By:  /s/ Stan Szczygiel

Name:  Stan Szczygiel

Title:    SVP Finance and Treasurer

PNC BANK, NATIONAL ASSOCIATION,
as Agent and as a Bank

By:    /s/ Domenic D’Ginto

Name:    Domenic D’Ginto

Title:    Managing Director

CITIZENS BANK, N.A., as a Bank

By:    /s/ Leslie D. Broderick

Name:    Leslie D. Broderick

Title:    Senior Vice President

TD BANK, N.A., as a Bank

By:   /s/ Jennifer L. Suspenski

Name:    Jennifer L. Suspenski

Title:    Vice President

THE HUNTINGTON NATIONAL BANK,
as a Bank

By:    /s/ Marcel Fournier

Name:    Marcel Fournier

Title:    Vice President

Signature Page to the Sixth Amendment to Credit Agreement

DMFIRM  #403709674